UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2023

CLEAN EARTH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Building R, Suite 275

Bee Cave, Texas 78738

(Address of principal executive offices, including zip code)

(800) 508-1531

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right, and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC

Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 4, 2023, Clean Earth Acquisitions Corp., a Delaware corporation (“CLIN”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”). This amendment to Form 8-K corrects a scrivener’s error and updates the projected redemption price per share. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on October 12, 2022, the CLIN and Alternus Energy Group Plc (“Alternus”) entered into a Business Combination Agreement (the “Business Combination Agreement”), as amended by that certain First Amendment to the Business Combination Agreement, dated as of April 12, 2023, by and among CLIN, Alternus and the Clean Earth Acquisitions Sponsor, LLC (the “Sponsor”) (the “First Amendment to the Business Combination Agreement” or the “BCA Amendment”).

Forward Purchase Agreement

On December 3, 2023, CLIN entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, “Seller”) (the “Forward Purchase Agreement”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreement, CLIN is referred to as the “Counterparty” prior to the consummation of the Business Combination, while Alternus Clean Energy, Inc. (“Pubco”) is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, Seller intends, but is not obligated, to purchase up to 2,796,554 (the “Purchased Amount”) Class A ordinary shares, par value $0.0001 per share, of CLIN (“CLIN Shares”) concurrently with the Closing pursuant to Seller’s FPA Funding Amount PIPE Subscription Agreement (as defined below), less the number of CLIN Shares purchased by Seller separately from third parties through a broker in the open market (“Recycled Shares”). Seller will not be required to purchase an amount of CLIN Shares such that, following such purchase, that Seller’s ownership would exceed 9.9% of the total CLIN Shares outstanding immediately after giving effect to such purchase, unless Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement.

The Forward Purchase Agreement provides for a prepayment shortfall in an amount in U.S. dollars equal to $1,000,000. As described below in Shortfall Sales, Seller in its sole discretion may sell Recycled Shares at any time following the Trade Date at prices (i) at or above $10.00 during the first three months following the Closing Date and (ii) at any sales price thereafter, without payment by Seller of any Early Termination Obligation until such time as the proceeds from such sales equal 100% of the Prepayment Shortfall (as set forth under Shortfall Sales below) (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions of the Forward Purchase Agreement applicable to Terminated Shares, when an OET Notice is delivered under the Forward Purchase Agreement, in each case with the delivery of such notice being in the sole discretion of Seller (as further described in the “Optional Early Termination” and “Shortfall Sales” sections in the Forward Purchase Agreement).

The Forward Purchase Agreement provides that Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (a) the sum of (i) the number of Recycled Shares multiplied by the redemption price per share (the “Initial Price”) as defined in Section 9.2(b) of CLIN’s Certificate of Incorporation, effective as of May 14, 2021, amended on November 17, 2021 and subsequently on February 23, 2022 and November 27, 2023 and as amended from time to time (the “Certificate of Incorporation”), plus (ii) the number of Additional Shares multiplied by the Per Share Price (as defined below), less (b) the Prepayment Shortfall.

The Counterparty will pay to Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by American Stock Transfer and Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement units (the “Trust Account”), no later than the earlier of (a) one Local Business Day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination; except that to the extent that the Prepayment Amount is to be paid from the purchase of Additional Shares by Seller, such amount will be netted against such proceeds, with Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by Seller will be included in the Number of Shares under the Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) will be $10.00. The Reset Price will be subject to reduction upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering.

From time to time and on any date following the Trade Date (any such date, an “OET Date”) and subject to the terms and conditions in the Forward Purchase Agreement, Seller may, in its absolute discretion, terminate the Transaction in whole or in part by providing written notice to the Counterparty (the “OET Notice”), by the later of (a) the fifth Local Business Day following the OET Date and (b) the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from Seller, and Seller shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the date that is three (3) years after the date of the closing of the Business Combination (the date of the closing of the Business Combination, the “Closing Date”) pursuant to the Merger Agreement, (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (v) a Shortfall Variance Registration Failure, (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, any Additional Termination Event, and (c) the date specified by Seller in a written notice to be delivered to the Counterparty at Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from Seller to the Counterparty in accordance with the Forward Purchase Agreement. In the event the Valuation Date is determined pursuant to clause (c), the Settlement Amount Adjustment will not apply to the calculation of the Settlement Amount.

On the Cash Settlement Payment Date, which is the tenth Local Business Day immediately following the last day of the Valuation Period, Seller will remit to the Counterparty an amount equal to the Settlement Amount and will not otherwise be required to return to the Counterparty any of the Prepayment Amount and the Counterparty shall remit to Seller the Settlement Amount Adjustment; provided that, if the Settlement Amount less the Settlement Amount Adjustment is a negative number, then neither Seller nor the Counterparty shall be liable to the other party for any payment under the “Cash Settlement Payment” Date section of the Forward Purchase Agreement.

Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under CLIN’s Certificate of Incorporation that would require redemption by CLIN of the CLIN Shares. Such waiver may reduce the number of CLIN Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The Counterparty has provided Seller with certain customary registration rights with respect to the Additional Shares.

A copy of the Forward Purchase Agreement is filed herewith as Exhibit 10.1, and the foregoing description of the Forward Purchase Agreement is qualified in its entirety by reference thereto.

Item 8.01.	Other Events.

Trust Disclosure

Based on the amount in the trust account as of December 4, 2023, CLIN estimates that the per share redemption price will be approximately $10.68.

Additional Information About the Proposed Business Combination and Where to Find It

CLIN has filed with the SEC a preliminary proxy statement in connection with the proposed business combination involving CLIN and Alternus pursuant to the Business Combination Agreement by and among the parties (the “Business Combination Agreement”). STOCKHOLDERS OF CLIN AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CLIN, ALTERNUS AND THE PROPOSED BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF CLIN AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. ONCE AVAILABLE, STOCKHOLDERS OF CLIN WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CLEAN EARTH ACQUISITIONS CORP., ATTENTION: MARTHA ROSS, CFO & COO, TELEPHONE: (800) 508-1531. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, AND ANY OTHER RELEVANT DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV).

Participants in the Solicitation

CLIN, Alternus and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CLIN’s shareholders in connection with the proposed business combination. Information regarding the directors and executive officers of CLIN and their ownership of CLIN common stock is set forth in CLIN’s final prospectus filed with the SEC on February 25, 2022, in connection with CLIN’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CLIN’s shareholders in connection with the proposed business combination will be included in the proxy statement that CLIN intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that CLIN intends to file with the SEC. You may obtain free copies of these documents at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to the Alternus and CLIN. Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Alternus and CLIN and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and CLIN.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to photovoltaic plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of CLIN is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by CLIN’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transaction; costs related to the proposed business combination the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the definitive proxy statement to be filed by CLIN with the SEC and also those included under the heading “Risk Factors” in CLIN’s final prospectus filed with the SEC on February 25, 2022 relating to its initial public offering, CLIN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 30, 2023, and other documents filed, or to be filed, with the SEC by CLIN.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Alternus, CLIN their respective directors, officers, affiliates, advisers or employees (or any other person) that the Alternus and CLIN will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of the Alternus and CLIN as of the date of this press release. Risks in addition to those set forth herein may also materialize or CLIN’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CLIN nor Alternus presently know, or that neither CLIN nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CLIN’s and Alternus’ expectations, plans or forecasts of future events and views as of the date of this press release. CLIN and Alternus anticipate that subsequent events and developments will cause CLIN’s and Alternus’ assessments to change. However, while CLIN and Alternus may elect to update these forward-looking statements at some point in the future, CLIN and Alternus specifically disclaim any obligation to do so. Neither CLIN nor Alternus anticipate that subsequent events and developments will cause CLIN’s and Alternus’ assessments to change. However, while CLIN and Alternus may elect to update these forward-looking statements at some point in the future, CLIN and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CLIN’s or Alternus’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of CLIN or Alternus, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Forward Purchase Agreement, dated December 3, 2023, by and among Clean Earth Acquisitions Corp., Meteora Capital Partners, LP, Meteora Select Trading Opportunities Master, LP, and Meteora Strategic Capital, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2023

Clean Earth AcquisitionS Corp.

By:	/s/ Aaron T. Ratner
Name:	Aaron T. Ratner
Title:	Chief Executive Officer